ONECAP

                      A Nevada Corporation

                           Exhibit 10j

         Advertising Agreement with "Here Is Las Vegas,"
                     Dated October 13, 1999


Advertising Contract Agreement

Here Is Las Vegas
Southern Nevada Newcomers and Relocation Guide

Publication:        Here Is L.V.         Date: 10/13/00
Insertion Date      Now
Name of Advertiser
Name:
Address:
City:               State:               Zip:
Telephone:    (702) Extension:
732-0810
Attention:     Dana                      Fax: (702) 369-5378
Rogers

Billing
Bill Advertiser
Bill  to:  (Completely  only if different  from  address  of
Advertiser)
Company Name:
Address:
City:               State:               Zip:
Telephone:          Extension:
Attention:          Fax:

Ad Information
Premium Position
Ad Size:            Full
Ad Color:           4/C
Ad Shape:

Copy Instructions
(Any  material  other  than final Film  will  be  billed  at
Commercial rates.)
Film Copy           To come by:          December 15, 1999

Ad   to  appear  in Real Estate
section:
Special             Editorial  to  come
instructions        by

Terms
                    1st Issue            2nd Issue
Issue:              W/52000 year         S/72000 year

Insertion Rate:     $3720                $3720
Premium    Position $-------             ---------
(10%)
Std Color
PMS Color
15% Pub. Discount   $558                 $558
Subtotal            $3,162.00            $3,162.00
Agency Discount     -------              -------
Subtotal            --------             -------
Cash  Discount   5% --------             -------
for
Payment   in   full -------              --------
with order
50%   Deposit  with --------             --------
order
Subtotal            --------             ---------
Balance Due         $3,162               $3,162
Production Estimate --------             --------

I HEREBY WARRANT THAT I HAVE READ THE CONTRACT CONDITIONS AND
THAT I HAVE FULL POWER AND AUTORITY TO SIGN FOR THE ABOVE NAMED
FIRM.

Authorized Signature:   /s/ Dana Rogers
Name:    Dana Rogers
Title:    Broker
Date:
Publishers Representative:   /s/


                       CONTRACT CONDITINS

  1. All advertising accepted is subject to the terms and conditions of published rate card. By signing this agreement, Advertiser agrees that he has received a copy of current rate card, and agrees to abide by its terms and conditions.

  2. This contract is with the named firm (advertiser) and change of ownership or management will not dissolve contract obligations.

  3. If any Advertising Agency places advertising for an advertiser, the agency guarantees payment s due publisher. Advertiser and/or Advertising agree that Publisher will invoice at the prevailing rates for any costs incurred by Publisher in preparing advertising for publication. These charges are in addition to regular space costs covered by this agreement.

  4. Advertiser/Agency agrees that it has read and understands the terms of this agreement, and has authority to execute same, and in so doing accepts full responsibility for payment of advertising under terms of this contract and rate card.

  5. Publisher will not be responsible for any verbal agreements not contained in writing in this contract.

  6. Failure to acknowledge or return proof will not alter contract premium terms or obligations.

  7. In the event that payment is not made by the Advertiser in accordance with the conditions of this contract. Advertiser agrees to pay legal fees incurred by Publisher to obtain collection. Advertiser agrees to pay 1 1/2% interest per month on the unpaid balance due after delivery of the publication. (Publication Date)

  8. Cancellations must be submitted in writing and received within 72 hours of date of contract.

  9. All contracts, insertion orders and copy are subject to Publishers approval.

  10. In no event shall publishers liability to advertiser for all claims of any kind for loss of damage arising out of or resulting from any error or omission exceed the total charges payable for the advertising.

                        TERMS AND PAYMENT

  Display ads payable 50% on contract, balance on proof.